American Realty Investors, Inc. - 10-Q

Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906

Of the Sarbanes-Oxley Act of 2002

Each of the undersigned officers of American Realty Investors, Inc., a Nevada corporation (the “Company”) hereby certifies that:

(i)	The Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2019 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2019 fairly presents in all material respects, the financial condition and results of operations of the Company, at and for the period indicated.

AMERICAN REALTY INVESTORS, INC.

Date: November 14, 2019	By:	/s/ Daniel J. Moos
Daniel J. Moos
President and Chief Executive Officer (Principal Executive Officer)

Date: November 14, 2019	By:	/s/ Alla Dzyuba
Alla Dzyuba
Vice President and Chief Accounting Officer (Principal Financial Officer)

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